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                                                                   Exhibit 99.1

                      JOINT FILING STATEMENT


    Each of the undersigned agrees that (i) the statement on Schedule 13D relating to the common stock, par value $.01 per share, of Engle Homes, Inc. has been adopted and filed on behalf of each of them, (ii) all future amendments to such statement on Schedule 13D will, unless written notice to the contrary is delivered as described below, be jointly filed on behalf of each of them, and (iii) the provisions of Rule 13d-1(k)(1) under the Securities Exchange Act of 1934 apply to each of them. This agreement may be terminated with respect to the obligations to jointly file future amendments to such statement on Schedule 13D as to any of the undersigned upon such person giving written notice thereof to each of the other persons signatory hereto, at the principal office thereof.



October 23, 2000                        HELIOS ACQUISITION CORP.



                                        By:   /s/ Holly A. Hubenak
                                           ------------------------------
                                        Name: Holly A. Hubenak
                                        Title: Vice President and Secretary



                                        TECHNICAL OLYMPIC USA, INC.



                                        By:   /s/ Holly A. Hubenak
                                           ------------------------------
                                        Name: Holly A. Hubenak
                                        Title: Vice President, Secretary
                                               and General Counsel


                                        TECHNICAL OLYMPIC (UK) PLC



                                        By:   /s/ Holly A. Hubenak
                                           ------------------------------
                                        Name: Holly A. Hubenak
                                        Title: Authorized Signatory


                                        TECHNICAL OLYMPIC S.A.



                                        By:   /s/ Holly A. Hubenak
                                           ------------------------------
                                        Name: Holly A. Hubenak
                                        Title: Authorized Signatory